MORGAN STANLEY
Financial Supplement - 2Q 2007
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3-4	…………….	Quarterly Consolidated Financial Information and Statistical Data
5	…………….	Quarterly Institutional Securities Income Statement Information
6-7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Global Wealth Management Group Income Statement Information
9	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
10	…………….	Quarterly Asset Management Income Statement Information
11	…………….	Quarterly Asset Management Financial Information and Statistical Data
12	…………….	Quarterly Consolidated Assets Under Management or Supervision
13	…………….	Quarterly Discover Income Statement Information
14	…………….	Quarterly Discover Income Statement Information (Managed Loan Basis)
15	…………….	Quarterly Discover Financial Information and Statistical Data
16	…………….	Quarterly Intersegment Eliminations Income Statement Information
17	…………….	Quarterly Inst'l. Securities, Global Wealth Management Group and Asset Mgmt. Combined Income Statement Information
18	…………….	Quarterly Discover Financial Information (Managed Loan Basis)
19	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Current Year)
20	…………….	Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (Prior Year)
21	…………….	YTD Discover Reconciliation of General Purpose Credit Card Loan Data
22	…………….	Quarterly Discover Reconciliation of Managed Income Statement Data
23	…………….	Quarterly Reconciliation of Adjusted Assets
24	…………….	Illustration of Standard Equity Award Amortization
25	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary (1)
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change
Net revenues
Institutional Securities	$5,437	$5,305	$4,894	$5,438	$7,124	$7,393	39%	4%	$10,742	$14,517	35%
Global Wealth Management Group	1,289	1,400	1,371	1,452	1,511	1,642	17%	9%	2,689	3,153	17%
Asset Management	737	898	845	973	1,368	1,509	68%	10%	1,635	2,877	76%
Discover	1,089	1,191	1,047	963	1,025	1,035	(13%)	1%	2,280	2,060	(10%)
Intersegment Eliminations	(49)	(90)	(46)	(51)	(47)	(56)	38%	(19%)	(139)	(103)	26%
Consolidated net revenues	$8,503	$8,704	$8,111	$8,775	$10,981	$11,523	32%	5%	$17,207	$22,504	31%

Income before taxes (2)
Institutional Securities	$1,721	$1,910	$1,932	$2,218	$2,860	$2,965	55%	4%	$3,631	$5,825	60%
Global Wealth Management Group	24	161	166	175	229	269	67%	17%	185	498	169%
Asset Management	168	264	158	270	381	306	16%	(20%)	432	687	59%
Discover	479	541	368	199	372	333	(38%)	(10%)	1,020	705	(31%)
Intersegment Eliminations	19	(13)	15	12	5	1	108%	(80%)	6	6	--
Consolidated income before taxes	$2,411	$2,863	$2,639	$2,874	$3,847	$3,874	35%	1%	$5,274	$7,721	46%

Earnings per basic share: (3)
Income from continuing operations	$1.57	$1.81	$1.83	$2.19	$2.52	$2.57	42%	2%	$3.37	$5.09	51%
Discontinued operations	$(0.03)	$0.01	$-	$-	$0.11	$-	*	*	$(0.01)	$0.12	*
Earnings per basic share	$1.54	$1.82	$1.83	$2.19	$2.63	$2.57	41%	(2%)	$3.36	$5.21	55%

Earnings per diluted share: (3)
Income from continuing operations	$1.51	$1.74	$1.75	$2.08	$2.40	$2.45	41%	2%	$3.25	$4.86	50%
Discontinued operations	$(0.03)	$0.01	$-	$-	$0.11	$-	*	*	$(0.02)	$0.10	*
Earnings per diluted share	$1.48	$1.75	$1.75	$2.08	$2.51	$2.45	40%	(2%)	$3.23	$4.96	54%

Average common shares outstanding
Basic	1,020,041,181	1,013,241,715	1,010,468,365	997,892,310	1,009,186,993	996,544,761			1,016,756,096	1,002,894,369
Diluted	1,061,764,798	1,054,733,745	1,055,664,392	1,052,831,345	1,057,912,545	1,045,643,087			1,056,493,761	1,051,684,753
Period end common shares outstanding	1,070,407,513	1,071,786,172	1,058,664,567	1,048,877,006	1,061,644,077	1,051,690,047			1,071,786,172	1,051,690,047

Return on average common equity
from continuing operations	21.9%	23.7%	22.8%	26.1%	28.8%	27.5%			22.8%	28.2%
Return on average common equity	21.3%	23.7%	22.7%	26.0%	29.9%	27.5%			22.5%	28.7%

(1)
All periods have been restated to reflect the transfer of the real estate investing business from Institutional Securities to Asset Management. Real estate advisory and certain passive limited partnership interests remain in Institutional Securities.

(2)	Represents consolidated income from continuing operations before gain/(loss) from unconsolidated investees, taxes and gain/(loss) from discontinued operations.
(3)	Summation of the quarters' earnings per common share may not equal the annual amounts due to the averaging effect of the number of shares and share equivalents throughout the year.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change

Investment banking	$982	$1,132	$1,138	$1,503	$1,227	$1,913	69%	56%	$2,114	$3,140	49%
Principal transactions:
Trading	3,086	3,559	2,843	2,317	4,158	4,838	36%	16%	6,645	8,996	35%
Investments	300	629	300	578	880	1,004	60%	14%	929	1,884	103%
Commissions	920	994	880	976	1,005	1,123	13%	12%	1,914	2,128	11%
Fees:
Asset management, distribution and admin.	1,268	1,321	1,312	1,337	1,479	1,596	21%	8%	2,589	3,075	19%
Merchant, cardmember and other	289	277	312	289	297	261	(6%)	(12%)	566	558	(1%)
Servicing and securitization income	596	651	565	526	556	643	(1%)	16%	1,247	1,199	(4%)
Interest and dividends	10,544	10,111	12,664	11,880	14,814	16,066	59%	8%	20,655	30,880	50%
Other	134	125	132	228	245	290	132%	18%	259	535	107%
Total revenues	18,119	18,799	20,146	19,634	24,661	27,734	48%	12%	36,918	52,395	42%
Interest expense	9,461	9,965	11,803	10,620	13,485	16,007	61%	19%	19,426	29,492	52%
Provision for consumer loan losses	155	130	232	239	195	204	57%	5%	285	399	40%
Net revenues	8,503	8,704	8,111	8,775	10,981	11,523	32%	5%	17,207	22,504	31%

Compensation and benefits	4,242	3,802	3,305	3,506	4,992	5,218	37%	5%	8,044	10,210	27%
Occupancy and equipment	230	236	253	274	280	301	28%	8%	466	581	25%
Brokerage, clearing and exchange fees	292	340	339	334	361	366	8%	1%	632	727	15%
Information processing and communications	346	364	369	384	369	381	5%	3%	710	750	6%
Marketing and business development	238	297	291	418	294	340	14%	16%	535	634	19%
Professional services	433	537	548	724	499	626	17%	25%	970	1,125	16%
Other	311	265	367	261	339	417	57%	23%	576	756	31%
Total non-interest expenses	6,092	5,841	5,472	5,901	7,134	7,649	31%	7%	11,933	14,783	24%

Income from continuing operations before gain/(loss)
from unconsolidated investees and taxes	2,411	2,863	2,639	2,874	3,847	3,874	35%	1%	5,274	7,721	46%
Gain/(loss) from unconsolidated investees	(20)	23	20	(65)	(27)	(21)	(191%)	22%	3	(48)	*
Provision for income taxes	789	1,058	811	607	1,261	1,271	20%	1%	1,847	2,532	37%
Income from continuing operations	1,602	1,828	1,848	2,202	2,559	2,582	41%	1%	3,430	5,141	50%
Discontinued operations (1)
Gain/(loss) from discontinued operations	(48)	21	5	6	174	0	*	*	(26)	174	*
Income tax benefit/(provision)	20	(8)	(2)	(2)	(61)	0	*	*	11	(61)	*
Gain/(loss) from discontinued operations	(28)	13	3	4	113	0	*	*	(15)	113	*
Net income	$1,574	$1,841	$1,851	$2,206	$2,672	$2,582	40%	(3%)	$3,415	$5,254	54%
Preferred stock dividend requirements	$-	$-	$-	$19	$17	$17	*	--	$-	$34	*
Earnings applicable to common shareholders	$1,574	$1,841	$1,851	$2,187	$2,655	$2,565	39%	(3%)	$3,415	$5,220	53%

Return on average common equity
from continuing operations	21.9%	23.7%	22.8%	26.1%	28.8%	27.5%			22.8%	28.2%
Return on average common equity	21.3%	23.7%	22.7%	26.0%	29.9%	27.5%			22.5%	28.7%
Pre-tax profit margin (2)	28%	33%	33%	33%	35%	34%			31%	34%
Compensation and benefits as a % of net revenues	50%	44%	41%	40%	46%	45%			47%	45%

(1)	Gain/(loss) from discontinued operations for the quarter ended Feb 28, 2007 reflects the operating results for Quilter Holdings Limited and the gain related to the sale of this business.
(2)	Income before taxes, excluding gain/(loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007(1)	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07
Morgan Stanley
Total assets (millions)	$959,950	$1,027,419	$1,029,354	$1,121,192	$1,182,061	$1,200,609	17%	2%
Adjusted assets (millions) (2)	$517,329	$534,034	$544,167	$639,079	$654,999	$706,304	32%	8%
Period end common shares outstanding (millions)	1,070.4	1,071.8	1,058.7	1,048.9	1,061.6	1,051.7	(2%)	(1%)
Book value per common share	$28.12	$29.97	$31.24	$32.67	$34.71	$36.52	22%	5%
Shareholders' equity (millions) (3)	$33,886	$35,902	$37,956	$40,248	$42,839	$44,385	24%	4%
Total capital (millions) (4)	$134,366	$145,849	$149,956	$162,134	$177,270	$187,250	28%	6%
Worldwide employees	53,870	53,163	54,349	56,310	57,845	58,333	10%	1%

Average Daily 95%/One-Day Value-at-Risk ("VaR") (5)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$35	$39	$33	$34	$39	$40
Equity price	$25	$29	$26	$32	$45	$44
Foreign exchange rate	$9	$9	$7	$12	$15	$16
Commodity price	$31	$28	$33	$30	$40	$34

Trading VaR	$58	$63	$56	$61	$90	$81
Non - trading VaR	$20	$26	$24	$18	$14	$17
Aggregate trading and non - trading VaR	$65	$70	$66	$67	$92	$87

(1)
Effective December 1, 2006, the Company elected early adoption of SFAS No. 157, "Fair Value Measurements", and SFAS No. 159, "The Fair Value Option for Financial Assets
and Financial Liabilities - Including an amendment of FASB Statement No. 115." As a result of the adoption of SFAS No. 157 and SFAS No. 159, the Company recorded an after-tax cumulative effect adjustment of $186 million as an increase to the opening balance of retained earnings as of December 1, 2006.

(2)
Adjusted assets exclude certain self-funded assets considered to have minimal market, credit and/or liquidity risk that are generally attributable to matched book and securities lending businesses as measured by aggregate resale agreements and securities borrowed less non-derivative short positions. See page 23 for further information.

(3)	Includes common equity, preferred equity and junior subordinated debt issued to capital trusts.
(4)	Includes common equity, preferred equity, junior subordinated debt issued to capital trusts, capital units and the non-current portion of long-term debt.
(5)
95%/One-Day VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Company's trading positions if the portfolio were held constant for a one day period. For a further discussion of the calculation of VaR and the limitations of the
Company's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" in the Company's Form 10-K for fiscal 2006.

Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Six Months Ended
	Feb 28, 2007 (1)			May 31, 2007			May 31, 2007 (1)
	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity	Average tier 1 equity (billions) (2)	Average common equity (billions) (2)	Return on average common equity
Institutional Securities	$21.0	$20.0	39%	$23.7	$22.8	35%	$22.4	$21.4	37%

Global Wealth Management Group	1.5	1.7	33%	1.5	1.6	41%	1.5	1.7	37%

Asset Management	2.3	3.0	31%	2.7	3.4	23%	2.5	3.2	27%

Securities Business	24.8	24.7	37%	27.9	27.8	34%	26.4	26.3	36%

Discover	4.6	5.5	17%	4.5	5.3	16%	4.6	5.4	16%

Capital surplus (unallocated)	5.1	5.1		4.2	4.2		4.6	4.6

Total - continuing operations	34.5	35.3	29%	36.6	37.3	27%	35.6	36.3	28%

Discontinued operations	0.0	0.2		0.0	0.1		0.0	0.1

Firm	$34.5	$35.5	30%	$36.6	$37.4	27%	$35.6	$36.4	29%

	Quarter Ended								Six Months Ended
	Feb 28, 2006		May 31, 2006		Aug 31, 2006		Nov 30, 2006		May 31, 2006
	Average common equity (billions)	Return on average common equity	Average common equity (billions)	Return on average common equity	Average common equity (billions)	Return on average common equity	Average common equity (billions)	Return on average common equity	Average common equity (billions)(2)	Return on average common equity
Institutional Securities	$16.0	29%	$17.9	28%	$18.6	30%	$19.4	35%	$16.9	28%

Global Wealth Management Group	3.3	2%	3.1	14%	2.8	16%	2.8	18%	3.2	8%

Asset Management	2.2	18%	2.3	28%	2.5	15%	2.7	23%	2.2	23%

Securities Business	21.5	24%	23.3	26%	23.9	27%	24.9	32%	22.3	25%

Discover	4.6	26%	5.0	27%	5.1	19%	5.1	15%	4.8	27%

Capital surplus (unallocated)	3.2		2.6		3.4		3.5		3.0

Total - continuing operations	29.3	22%	30.9	24%	32.4	23%	33.5	26%	30.1	23%

Discontinued operations	0.2		0.2		0.2		0.2		0.2

Firm	$29.5	21%	$31.1	24%	$32.6	23%	$33.7	26%	$30.3	23%

(1)	For the quarter ended Feb 28, 2007, the Company had reassessed the amount of capital required to support the market risks and credit risks in its Global Wealth Management business.
(2)
The Company uses an economic capital model to determine the amount of equity capital needed to support the risk of its business activities and to ensure that the Company remains adequately capitalized. Economic capital is defined as the amount of capital needed to run the business through the business cycle and satisfy the requirements of regulators, rating agencies and the market. The Company's methodology is based on a going concern approach that assigns economic capital to each segment based on regulatory capital usage plus additional capital for stress losses, goodwill and principal investment risk. The economic capital model and allocation methodology may be enhanced over time in response to changes in the business and regulatory environment. Beginning in 1Q07, economic capital is met by regulatory Tier 1 equity (including common shareholders' equity, certain preferred stock, eligible hybrid capital instruments and deductions of goodwill and certain intangibles and deferred tax assets), subject to regulatory limits.  This enhancement to the Company's equity capital model and related disclosures has been made on a prospective basis.

Note:
Certain reclassifications have been made to prior period amounts to conform to the current presentation.  Additionally, the average common equity related to Quilter Holdings Limited has been reclassed to discontinued operations in all periods.

Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)						Percentage Change From:		Six Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (2)	May 31, 2007 (2)	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007 (2)	Percentage Change
Investment banking	$892	$1,035	$992	$1,309	$1,032	$1,704	65%	65%	$1,927	$2,736	42%
Principal transactions:
Tading	2,963	3,442	2,728	2,193	4,029	4,705	37%	17%	6,405	8,734	36%
Investments	243	389	114	335	350	396	2%	13%	632	746	18%
Commissions	610	693	630	673	691	766	11%	11%	1,303	1,457	12%
Asset management, distribution and admin. fees	8	29	19	17	25	25	(14%)	--	37	50	35%
Servicing income	0	0	0	0	35	42	*	20%	0	77	*
Interest and dividends	9,788	9,318	11,823	11,044	13,960	15,132	62%	8%	19,106	29,092	52%
Other	95	86	91	172	168	227	164%	35%	181	395	118%
Total revenues	14,599	14,992	16,397	15,743	20,290	22,997	53%	13%	29,591	43,287	46%
Interest expense	9,162	9,687	11,503	10,305	13,166	15,604	61%	19%	18,849	28,770	53%
Net revenues	5,437	5,305	4,894	5,438	7,124	7,393	39%	4%	10,742	14,517	35%

Total non-interest expenses	3,716	3,395	2,962	3,220	4,264	4,428	30%	4%	7,111	8,692	22%

Income from continuing operations before gain/(loss) from unconsolidated investees and taxes	1,721	1,910	1,932	2,218	2,860	2,965	55%	4%	3,631	5,825	60%
Gain/(loss) from unconsolidated investees	(19)	23	21	(64)	(26)	(20)	(187%)	23%	4	(46)	*
Income before taxes	1,702	1,933	1,953	2,154	2,834	2,945	52%	4%	3,635	5,779	59%
Provision for income taxes	528	703	562	439	884	937	33%	6%	1,231	1,821	48%
Income from continuing operations (3)	$1,174	$1,230	$1,391	$1,715	$1,950	$2,008	63%	3%	$2,404	$3,958	65%

Return on average common equity (4)	29%	28%	30%	35%	39%	35%			28%	37%
Pre-tax profit margin (5)	32%	36%	40%	41%	40%	40%			34%	40%

(1)	All periods have been restated to reflect the transfer of the real estate investing business from Institutional Securities to Asset Management. Real estate advisory and certain passive limited partnership interests remain in Institutional Securities.
(2)	Principal transactions investments revenue reflects net gain/(loss) on investments marked at fair value. The related investment asset balance for the quarters ended Feb 28, 2007 and May 31, 2007 are $4.4 billion and $5.9 billion, respectively.
(3)	Excludes gain/(loss) from discontinued operations.
(4)	Refer to page 4 for the allocation of average common equity.
(5)	Income before taxes, excluding gain/(loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change

Investment Banking
Advisory revenue	$344	$365	$444	$600	$373	$725	99%	94%	$709	$1,098	55%
Underwriting revenue
Equity	197	371	237	254	300	493	33%	64%	568	793	40%
Fixed income	351	299	311	455	359	486	63%	35%	650	845	30%
Total underwriting revenue	$548	$670	$548	$709	$659	$979	46%	49%	$1,218	$1,638	34%

Total investment banking revenue	$892	$1,035	$992	$1,309	$1,032	$1,704	65%	65%	$1,927	$2,736	42%

Sales & Trading (1)
Equity	$1,656	$1,669	$1,520	$1,436	$2,209	$2,216	33%	--	$3,325	$4,425	33%
Fixed income	2,651	2,131	2,257	2,216	3,393	2,859	34%	(16%)	4,782	6,252	31%
Other	(108)	(34)	(99)	(47)	(88)	(76)	(124%)	14%	(142)	(164)	(15%)
Total sales & trading net revenue	$4,199	$3,766	$3,678	$3,605	$5,514	$4,999	33%	(9%)	$7,965	$10,513	32%

	Fiscal View						Calendar View
	Quarter Ended (2)						Five Months Ended (2)
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	May 31, 2006	May 31, 2007

Mergers and acquisitions announced transactions
Morgan Stanley global market volume (billions)	$301.2	$178.8	$167.4	$373.9	$316.8	$484.7	$314.5	$698.1
Market share	42.1%	20.6%	23.1%	36.9%	33.5%	31.3%	25.0%	32.7%
Rank	2	3	4	1	2	4	3	2

Mergers and acquisitions completed transactions
Morgan Stanley global market volume (billions)	$176.8	$182.3	$172.6	$227.3	$181.7	$338.9	$290.1	$488.8
Market share	27.5%	29.5%	25.9%	32.3%	22.2%	42.7%	28.1%	38.5%
Rank	3	2	5	1	3	1	2	1

Global equity and related issues
Morgan Stanley global market volume (billions)	$10.8	$19.2	$10.5	$14.9	$13.9	$20.0	$24.0	$26.0
Market share	7.4%	9.3%	8.5%	6.6%	7.6%	8.6%	8.4%	7.7%
Rank	4	2	4	6	4	3	3	5

Global IPO's
Morgan Stanley global market volume (billions)	$2.7	$7.6	$5.2	$6.1	$4.0	$6.3	$9.0	$8.0
Market Share	6.8%	11.0%	11.1%	6.3%	7.6%	8.0%	9.8%	7.7%
Rank	5	3	1	6	3	4	2	3

Global debt
Morgan Stanley global market volume (billions)	$96.1	$102.3	$89.2	$111.5	$100.5	$133.4	$178.3	$203.1
Market share	5.9%	5.9%	5.6%	5.3%	5.6%	6.6%	6.2%	6.2%
Rank	5	5	7	7	5	3	5	5

(1)	Includes principal transactions trading, commissions and net interest revenue. Equity and Fixed income sales and trading net revenue have been restated to include certain funding costs not previously allocated to those businesses. Other sales and trading net revenue primarily includes results related to Investment Banking and other activities.
(2)	Source: Thomson Financial, data as of June 7, 2007.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07

Corporate funded loans
Investment grade	$5.6	$6.2	$7.4	$6.4	$6.2	$13.7	121%	121%
Non-investment grade	2.9	2.9	5.4	3.4	3.9	4.9	69%	26%
Total corporate funded loans	$8.5	$9.1	$12.8	$9.8	$10.1	$18.6	104%	84%

Corporate lending commitments
Investment grade	$29.2	$27.1	$26.2	$32.2	$30.3	$39.3	45%	30%
Non-investment grade	5.3	8.2	18.4	17.0	22.9	31.5	*	38%
Total corporate lending commitments	$34.5	$35.3	$44.6	$49.2	$53.2	$70.8	101%	33%

Corporate funded loans plus lending commitments
Investment grade	$34.8	$33.3	$33.6	$38.6	$36.5	$53.0	59%	45%
Non-investment grade	$8.2	$11.1	$23.8	$20.4	$26.8	$36.4	*	36%
% investment grade	81%	75%	59%	65%	58%	59%
% non-investment grade	19%	25%	42%	35%	42%	41%

Total corporate funded loans and lending commitments	$43.0	$44.4	$57.4	$59.0	$63.3	$89.4	101%	41%
Hedges (1)	$17.7	$23.8	$24.3	$26.5	$29.9	$34.4	45%	15%
Total corporate funded loans and lending commitments net of hedges	$25.3	$20.6	$33.1	$32.5	$33.4	$55.0	167%	65%

(1)	Includes both internal and external hedges utilized by the lending business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change
Investment banking	$67	$95	$120	$146	$166	$164	73%	(1%)	$162	$330	104%
Principal transactions:
Trading	125	120	117	125	129	133	11%	3%	245	262	7%
Investments	1	27	16	13	(2)	20	(26%)	*	28	18	(36%)
Commissions	310	302	252	304	315	357	18%	13%	612	672	10%
Asset management, distribution and admin fees	667	691	704	695	729	769	11%	5%	1,358	1,498	10%
Interest and dividends	203	243	265	293	274	298	23%	9%	446	572	28%
Other	31	36	26	37	38	40	11%	5%	67	78	16%
Total revenues	1,404	1,514	1,500	1,613	1,649	1,781	18%	8%	2,918	3,430	18%
Interest expense	115	114	129	161	138	139	22%	1%	229	277	21%
Net revenues	1,289	1,400	1,371	1,452	1,511	1,642	17%	9%	2,689	3,153	17%

Total non-interest expenses	1,265	1,239	1,205	1,277	1,282	1,373	11%	7%	2,504	2,655	6%
Income before taxes	24	161	166	175	229	269	67%	17%	185	498	169%
Provision for income taxes	9	54	55	54	88	104	93%	18%	63	192	*
Income from continuing operations	$15	$107	$111	$121	$141	$165	54%	17%	$122	$306	151%

Return on average common equity (1)	2%	14%	16%	18%	33%	41%			8%	37%
Pre-tax profit margin (2)	2%	12%	12%	12%	15%	16%			7%	16%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended						Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07

Global representatives	8,913	8,091	7,982	7,944	7,993	8,137	1%	2%

Annualized revenue per global
representative (thousands) (1)	$562	$659	$682	$729	$758	$814	24%	7%

Assets by client segment (billions)
$10m or more	166	170	176	199	210	223	31%	6%
$1m - $10m	220	220	229	243	248	268	22%	8%
Subtotal -> $1m	386	390	405	442	458	491	26%	7%
$100k - $1m	177	180	180	177	174	180	--	3%
< $100k	32	29	28	27	26	24	(17%)	(8%)
Client assets excluding corporate/other	595	599	613	646	658	695	16%	6%
Corporate / other	29	30	29	30	32	33	10%	3%
Total client assets (billions)	$624	$629	$642	$676	$690	$728	16%	6%

% of assets by client segment> $1m (2)	65%	65%	66%	68%	70%	71%

Fee-based client account assets (billions) (3)	$173	$180	$183	$195	$202	$210	17%	4%
Fee-based assets as a % of client assets	28%	29%	29%	29%	29%	29%

Bank deposit program (millions)	$7,319	$9,114	$9,839	$13,301	$16,364	$18,226	100%	11%

Client assets per global
representative (millions) (4)	$70	$78	$80	$85	$86	$89	14%	3%

Domestic retail net new assets (billions) (5)	$-	$2.4	$5.4	$0.7	$6.7	$8.7	*	30%

Domestic retail locations	484	473	460	453	451	453	(4%)	--

(1)	Annualized revenue divided by average global representative headcount.
(2)	Excludes corporate/other assets.
(3)	Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)	Total client assets divided by period end global representative headcount.
(5)	Represents net new assets in the U.S. broad-based branch system.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended (1)						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007 (2)	May 31, 2007 (2)	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007 (2)	Change
Investment banking	$23	$35	$26	$54	$31	$61	74%	97%	$58	$92	59%
Principal transactions:
Investments	56	213	170	230	532	588	176%	11%	269	1,120	*
Commissions	7	7	5	6	6	6	(14%)	--	14	12	(14%)
Asset management, distribution and admin fees	644	636	629	665	768	844	33%	10%	1,280	1,612	26%
Interest and dividends	6	10	21	11	14	29	190%	107%	16	43	169%
Other	6	5	5	10	34	18	*	(47%)	11	52	*
Total revenues	742	906	856	976	1,385	1,546	71%	12%	1,648	2,931	78%
Interest expense	5	8	11	3	17	37	*	118%	13	54	*
Net revenues	737	898	845	973	1,368	1,509	68%	10%	1,635	2,877	76%

Total non-interest expenses	569	634	687	703	987	1,203	90%	22%	1,203	2,190	82%
Income before taxes	168	264	158	270	381	306	16%	(20%)	432	687	59%
Provision for income taxes	67	103	63	110	149	107	4%	(28%)	170	256	51%
Income from continuing operations	$101	$161	$95	$160	$232	$199	24%	(14%)	$262	$431	65%

Return on average common equity (3)	18%	28%	15%	23%	31%	23%			23%	27%
Pre-tax profit margin (4)	23%	29%	19%	28%	28%	20%			26%	24%

(1)	All periods have been restated to reflect the transfer of the real estate investing business from Institutional Securities to Asset Management. Real estate advisory and certain passive limited partnership interests remain in Institutional Securities.
(2)	Principal transactions investments revenue reflects net gain/(loss) on investments marked at fair value including real estate funds, private equity funds and seed capital investments. The related investment asset balance for the quarters ended Feb 28, 2007 and May 31, 2007 are $2.9 billion and $3.9 billion, respectively.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income before taxes as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended (1)						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change

Assets under management or supervision

Net flows by distribution channel
Americas Retail Morgan Stanley Brand	$(3.1)	$(2.1)	$(2.2)	$(1.9)	$(2.0)	$0.1	105%	105%	$(5.2)	$(1.9)	63%
Americas Retail Van Kampen Brand	(0.7)	(0.4)	(0.8)	(0.1)	0.0	0.0	*	--	(1.1)	0.0	*
Americas Intermediary	1.7	4.0	1.5	1.0	1.0	1.8	(55%)	80%	5.7	2.8	(51%)
U.S. Institutional	(4.7)	(4.7)	(2.7)	(1.0)	0.1	1.3	128%	*	(9.4)	1.4	115%
Non- U.S.	1.2	2.5	0.3	2.5	4.7	4.1	64%	(13%)	3.7	8.8	138%
Net flows excluding money markets	$(5.6)	$(0.7)	$(3.9)	$0.5	$3.8	$7.3	*	92%	$(6.3)	$11.1	*
Money Market Net Flows
Institutional	4.0	(1.4)	2.8	7.7	2.5	3.5	*	40%	2.6	6.0	131%
Retail	(5.7)	(3.0)	(0.7)	(3.3)	(1.8)	(1.5)	50%	17%	(8.7)	(3.3)	62%
Total money market net flows	$(1.7)	$(4.4)	$2.1	$4.4	$0.7	$2.0	145%	186%	$(6.1)	$2.7	144%
Total net flows	$(7.3)	$(5.1)	$(1.8)	$4.9	$4.5	$9.3	*	107%	$(12.4)	$13.8	*

Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$65	$63	$61	$63	$62	$67	6%	8%
Americas Retail Van Kampen Brand	90	89	90	94	96	102	15%	6%
Americas Intermediary	47	51	55	58	61	67	31%	10%
U.S. Institutional	98	96	95	100	110	119	24%	8%
Non- U.S.	77	80	84	93	102	111	39%	9%
Total long term assets under management or supervision	377	379	385	408	431	466	23%	8%
Institutional money markets/liquidity	37	37	40	49	52	57	54%	10%
Retail money markets	41	38	38	35	33	32	(16%)	(3%)
Total Money Markets	78	75	78	84	85	89	19%	5%
Total assets under management or supervision	$455	$454	$463	$492	$516	$555	22%	8%
Share of minority interest assets (2)	0	0	0	4	5	5	*	--
Total	$455	$454	$463	$496	$521	$560	23%	7%

Assets under management or supervision by asset class
Equity	$230	$226	$226	$239	$245	$265	17%	8%
Fixed income	90	91	93	94	94	98	8%	4%
Money market	78	75	78	84	85	89	19%	5%
Alternatives (3)	45	49	53	61	77	87	78%	13%
Subtotal	443	441	450	478	501	539	22%	8%
Unit trusts	12	13	13	14	15	16	23%	7%
Total assets under management or supervision	$455	$454	$463	$492	$516	$555	22%	8%
Share of minority interest assets (2)	0	0	0	4	5	5	*	--
Total	$455	$454	$463	$496	$521	$560	23%	7%

(1)	Assets under managment or supervision and net flows by distribution channel for all periods have been restated to include amounts related to real estate funds previously managed within Institutional Securities. Additionally, the amounts reported for the real estate funds have been redefined to reflect invested equity in those funds. Previously, these amounts were disclosed on a gross real estate asset basis which included leverage.
(2)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(3)	Includes a range of alternative investment products such as real estate funds, hedge funds, private equity funds, funds of hedge funds and funds of private equity funds.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Consolidated Assets Under Management or Supervision (1)
(unaudited, dollars in billions)

	Quarter Ended						Percentage Change From:
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07
Assets under management or supervision by distribution channel
Americas Retail Morgan Stanley Brand	$65	$63	$61	$63	$62	$67	6%	8%
Americas Retail Van Kampen Brand	90	89	90	94	96	102	15%	6%
Americas Intermediary	47	51	55	58	61	67	31%	10%
U.S. Institutional	98	96	95	100	110	119	24%	8%
Non - U.S.	77	80	84	93	102	111	39%	9%
Total long term assets under management or supervision	377	379	385	408	431	466	23%	8%
Institutional money markets/liquidity	37	37	40	49	52	57	54%	10%
Retail money markets	41	38	38	35	33	32	(16%)	(3%)
Total Money Markets	78	75	78	84	85	89	19%	5%
Sub-total assets under management or supervision	455	454	463	492	516	555	22%	8%

Global Wealth Management Group	129	127	142	153	153	157	24%	3%
Total assets under management or supervision	$584	$581	$605	$645	$669	$712	23%	6%
Share of minority interest assets (2)	0	0	0	4	5	5	*	--
Total	$584	$581	$605	$649	$674	$717	23%	6%

Consolidated assets under management or supervision by asset class
Equity	$288	$288	$289	$307	$317	$344	19%	9%
Fixed income	105	106	109	111	111	116	9%	5%
Money market	82	79	83	89	90	94	19%	4%
Alternatives (3)	45	49	53	61	77	87	78%	13%
Subtotal	520	522	534	568	595	641	23%	8%
Unit trusts	12	13	13	14	15	16	23%	7%
Other (4)	52	46	58	63	59	55	20%	(7%)
Total assets under management or supervision	$584	$581	$605	$645	$669	$712	23%	6%
Share of minority interest assets (2)	0	0	0	4	5	5	*	--
Total	$584	$581	$605	$649	$674	$717	23%	6%

(1)	The amounts reported for the real estate funds have been redefined to reflect invested equity in those funds. Previously, these amounts were disclosed on a gross real estate asset basis which included leverage.
(2)	Amount represents Asset Management's proportional share of assets managed by entities in which it owns a minority interest.
(3)	Includes a range of alternative investment products such as real estate funds, hedge funds, private equity funds, funds of hedge funds and funds of private equity funds.
(4)	Includes assets under management or supervision associated with the Global Wealth Management Group.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change

Merchant, cardmember and other fees	$289	$277	$312	$289	$297	$261	(6%)	(12%)	$566	$558	(1%)
Servicing and securitization income	596	651	565	526	521	601	(8%)	15%	1,247	1,122	(10%)
Other	4	5	13	13	9	9	80%	--	9	18	100%
Total non-interest revenues	889	933	890	828	827	871	(7%)	5%	1,822	1,698	(7%)

Interest revenue	586	608	642	622	680	704	16%	4%	1,194	1,384	16%
Interest expense	231	220	253	248	287	336	53%	17%	451	623	38%
Net interest income	355	388	389	374	393	368	(5%)	(6%)	743	761	2%

Provision for consumer loan losses	155	130	232	239	195	204	57%	5%	285	399	40%
Net credit income	200	258	157	135	198	164	(36%)	(17%)	458	362	(21%)

Net revenues	1,089	1,191	1,047	963	1,025	1,035	(13%)	1%	2,280	2,060	(10%)

Total non-interest expenses	610	650	679	764	653	702	8%	8%	1,260	1,355	8%

Income before gain/(loss) from
unconsolidated investees and taxes	479	541	368	199	372	333	(38%)	(10%)	1,020	705	(31%)
Gain/(loss) from unconsolidated investees	(1)	0	(1)	(1)	(1)	(1)	*	--	(1)	(2)	(100%)
Income before taxes	478	541	367	198	371	332	(39%)	(11%)	1,019	703	(31%)
Provision for income taxes	178	203	125	-	138	123	(39%)	(11%)	381	261	(31%)
Income from continuing operations	$300	$338	$242	$198	$233	$209	(38%)	(10%)	$638	$442	(31%)

Return on average common equity (1)	26%	27%	19%	15%	17%	16%			27%	16%
Pre-tax profit margin (2)	44%	45%	35%	21%	36%	32%			45%	34%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes, excluding gain/(loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change

Merchant, cardmember and other fees	$519	$541	$579	$542	$552	$551	2%	--	$1,060	$1,103	4%
Servicing and securitization income	0	0	0	0	0	0	--	--	0	0	--
Other	143	22	11	18	5	45	105%	*	165	50	(70%)
Total non-interest revenues	662	563	590	560	557	596	6%	7%	1,225	1,153	(6%)

Interest revenue	1,475	1,576	1,572	1,544	1,599	1,717	9%	7%	3,051	3,316	9%
Interest expense	541	576	619	614	649	747	30%	15%	1,117	1,396	25%
Net interest income	934	1,000	953	930	950	970	(3%)	2%	1,934	1,920	(1%)

Provision for consumer loan losses	507	372	496	527	482	531	43%	10%	879	1,013	15%
Net credit income	427	628	457	403	468	439	(30%)	(6%)	1,055	907	(14%)

Net revenues	1,089	1,191	1,047	963	1,025	1,035	(13%)	1%	2,280	2,060	(10%)

Total non-interest expenses	610	650	679	764	653	702	8%	8%	1,260	1,355	8%

Income before gain/(loss) from
unconsolidated investees and taxes	479	541	368	199	372	333	(38%)	(10%)	1,020	705	(31%)
Gain/(loss) from unconsolidated investees	(1)	0	(1)	(1)	(1)	(1)	*	--	(1)	(2)	(100%)
Income before taxes	478	541	367	198	371	332	(39%)	(11%)	1,019	703	(31%)
Provision for income taxes	178	203	125	-	138	123	(39%)	(11%)	381	261	(31%)
Income from continuing operations	$300	$338	$242	$198	$233	$209	(38%)	(10%)	$638	$442	(31%)

Return on average common equity (1)	26%	27%	19%	15%	17%	16%			27%	16%
Pre-tax profit margin (2)	44%	45%	35%	21%	36%	32%			45%	34%

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes, excluding gain/(loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Discover
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change

Total owned credit card loans (1)
Period end	$19,924	$21,764	$22,922	$23,588	$22,410	$22,548	4%	1%	$21,764	$22,548	4%
Average	$21,976	$19,664	$22,424	$22,539	$24,672	$21,286	8%	(14%)	$20,808	$22,960	10%

Total managed credit card loans (1)(2)
Period end	$47,825	$48,539	$49,585	$50,291	$50,730	$51,265	6%	1%	$48,539	$51,265	6%
Average	$47,575	$47,307	$48,763	$49,181	$51,390	$50,618	7%	(2%)	$47,439	$51,000	8%
Interest yield	12.13%	12.69%	12.38%	12.23%	12.27%	12.38%	(31 bp)	11 bp	12.42%	12.32%	(10 bp)
Interest spread	7.44%	7.78%	7.07%	6.86%	6.85%	6.96%	(82 bp)	11 bp	7.61%	6.91%	(70 bp)
Transaction volume (billions)	$26.8	$28.5	$30.2	$29.1	$30.3	$29.9	5%	(1%)	$55.4	$60.2	9%
Net Sales	22.5	24.0	25.7	24.5	25.1	25.2	5%	--	46.5	50.3	8%
Other transaction volume	4.3	4.5	4.5	4.6	5.2	4.7	4%	(10%)	8.9	9.9	12%
Accounts (millions)	46.1	45.9	45.6	45.3	44.9	44.5	(3%)	(1%)	45.9	44.5	(3%)
Active accounts (millions)	19.6	19.6	19.7	19.8	19.7	19.6	--	(1%)	19.6	19.6	--
Average receivables per avg. active account (actual $)	$2,457	$2,415	$2,484	$2,500	$2,590	$2,576	7%	(1%)	$2,436	$2,582	6%
Trans volume per avg. active account (actual $)	$1,385	$1,457	$1,538	$1,481	$1,528	$1,520	4%	(1%)	$2,842	$3,048	7%
Net gain on securitization	$139	$18	$(2)	$5	$(4)	$36	100%	*	$157	$32	(80%)
Return on managed receivables (3)	2.56%	2.84%	1.96%	1.62%	1.84%	1.62%	(122 bp)	(22 bp)	2.70%	1.73%	(97 bp)
Credit quality
Net charge-off rate	5.06%	3.30%	3.81%	4.15%	4.05%	4.24%	94 bp	19 bp	4.18%	4.14%	(4 bp)
Delinquency rate (over 30 days)	3.45%	3.29%	3.41%	3.51%	3.45%	3.13%	(16 bp)	(32 bp)	3.29%	3.13%	(16 bp)
Delinquency rate (over 90 days)	1.61%	1.53%	1.59%	1.65%	1.69%	1.52%	(1 bp)	(17 bp)	1.53%	1.52%	(1 bp)
Allowance for loan losses at period end	$777	$773	$808	$828	$787	$781	1%	(1%)	$773	$781	1%

International managed credit card loans (2)
Period end	$4,183	$4,406	$4,522	$4,644	$4,575	$4,551	3%	(1%)	$4,406	$4,551	3%
Average	$2,911	$4,049	$4,361	$4,419	$4,608	$4,548	12%	(1%)	$3,486	$4,578	31%
Accounts (millions)	2.6	2.9	2.9	3.0	3.0	3.0	3%	--	2.9	3.0	3%

Payment services (millions of transactions)
Discover network transaction volume	339	340	362	358	361	362	6%	--	679	723	6%
PULSE network transaction volume	425	471	473	488	521	559	19%	7%	896	1,080	21%
Total network transaction volume	764	811	835	846	882	921	14%	4%	1,575	1,803	14%

(1)	Includes the domestic and international consumer credit card businesses and excludes the commercial credit card business.
(2)	Includes owned and securitized credit card loans.
(3)	Annualized net income divided by average managed receivables.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Intersegment Eliminations Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change

Investment banking (1)	$0	$(33)	$0	$(6)	$(2)	$(16)	52%	*	$(33)	$(18)	45%
Principal transactions:
Trading	(2)	(3)	(2)	(1)	0	0	*	--	(5)	0	*
Investments	0	0	0	0	0	0	--	--	0	0	--
Commissions	(7)	(8)	(7)	(7)	(7)	(6)	25%	14%	(15)	(13)	13%
Asset management, distribution and admin. fees	(51)	(35)	(40)	(40)	(43)	(42)	(20%)	2%	(86)	(85)	1%
Interest and dividends	(39)	(68)	(87)	(90)	(114)	(97)	(43%)	15%	(107)	(211)	(97%)
Other	(2)	(7)	(3)	(4)	(4)	(4)	43%	--	(9)	(8)	11%
Total revenues	(101)	(154)	(139)	(148)	(170)	(165)	(7%)	3%	(255)	(335)	(31%)
Interest expense	(52)	(64)	(93)	(97)	(123)	(109)	(70%)	11%	(116)	(232)	(100%)
Net revenues	(49)	(90)	(46)	(51)	(47)	(56)	38%	(19%)	(139)	(103)	26%

Total non-interest expenses	(68)	(77)	(61)	(63)	(52)	(57)	26%	(10%)	(145)	(109)	25%

Income before taxes	19	(13)	15	12	5	1	108%	(80%)	6	6	--
Provision for income taxes	7	(5)	6	4	2	-	*	*	2	2	--
Income from continuing operations	$12	$(8)	$9	$8	$3	$1	113%	(67%)	$4	$4	--

(1)	Included in the May 31, 2006 amount is $30m related to the sale of the Company's aircraft leasing business.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

The following (page 17) presents more detailed financial information regarding the results of operations for the combined
Institutional Securities, Global Wealth Management Group and Asset Management businesses. Morgan Stanley believes that a combined presentation is informative due to certain synergies among these businesses, as well as to facilitate comparisons of the Company’s results with those of other companies in the financial services industry that have securities and asset management businesses. Morgan Stanley also provides this type of presentation on a managed basis for its Discover business
(page 18) in order to provide helpful comparison to other credit card issuers.

MORGAN STANLEY
Quarterly Institutional Securities, Global Wealth Management Group and Asset Management (1)
Combined Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change

Investment banking	$982	$1,165	$1,138	$1,503	$1,227	$1,913	64%	56%	$2,147	$3,140	46%
Principal transactions:
Trading	3,088	3,562	2,845	2,318	4,158	4,838	36%	16%	6,650	8,996	35%
Investments	300	629	300	578	880	1,004	60%	14%	929	1,884	103%
Commissions	920	994	880	976	1,005	1,123	13%	12%	1,914	2,128	11%
Asset management, distribution and administration fees	1,268	1,321	1,313	1,338	1,480	1,598	21%	8%	2,589	3,078	19%
Servicing income	0	0	0	0	35	42	*	20%	0	77	*
Interest and dividends	9,986	9,534	12,065	11,304	14,196	15,395	61%	8%	19,520	29,591	52%
Other	130	120	119	215	236	281	134%	19%	250	517	107%
Total revenues	16,674	17,325	18,659	18,232	23,217	26,194	51%	13%	33,999	49,411	45%
Interest expense	9,258	9,776	11,593	10,419	13,261	15,706	61%	18%	19,034	28,967	52%
Net revenues	7,416	7,549	7,066	7,813	9,956	10,488	39%	5%	14,965	20,444	37%

Compensation and benefits	3,998	3,578	3,070	3,287	4,762	4,982	39%	5%	7,576	9,744	29%
Occupancy and equipment	207	215	230	250	258	277	29%	7%	422	535	27%
Brokerage, clearing and exchange fees	292	340	339	334	361	366	8%	1%	632	727	15%
Information processing and communications	258	271	273	282	276	285	5%	3%	529	561	6%
Marketing and business development	119	155	146	220	152	199	28%	31%	274	351	28%
Professional services	369	448	455	605	416	508	13%	22%	817	924	13%
Other	241	190	282	160	254	323	70%	27%	431	577	34%
Total non-interest expenses	5,484	5,197	4,795	5,138	6,478	6,940	34%	7%	10,681	13,419	26%

Income from continuing operations before gain/(loss) from unconsolidated
investees and taxes	1,932	2,352	2,271	2,675	3,478	3,548	51%	2%	4,284	7,025	64%
Gain/(loss) from unconsolidated investees	(19)	23	21	(64)	(26)	(20)	(187%)	23%	4	(46)	*
Income before taxes	1,913	2,375	2,292	2,611	3,452	3,528	49%	2%	4,288	6,979	63%
Provision for income taxes	611	855	686	607	1,123	1,148	34%	2%	1,466	2,271	55%
Income from continuing operations (2)	$1,302	$1,520	$1,606	$2,004	$2,329	$2,380	57%	2%	$2,822	$4,708	67%

Return on average common equity (3)	24%	26%	27%	32%	37%	34%			25%	36%
Compensation and benefits as a % of net revenues	54%	47%	43%	42%	48%	48%			51%	48%
Non-compensation expenses as a % of net revenues	20%	21%	24%	24%	17%	19%			21%	18%

Pre-tax profit margin (4)	26%	31%	32%	34%	35%	34%			29%	34%

Number of employees (5)	40,188	40,088	41,416	43,124	44,797	45,845	14%	2%

(1)	Includes the elimination of intersegment activity between Institutional Securities, Global Wealth Management Group and Asset Management.
(2)	Excludes gain/(loss) from discontinued operations.
(3)	Refer to page 4 for the allocation of average common equity.
(4)	Income before taxes, excluding gain/(loss) from unconsolidated investees, as a % of net revenues.
(5)	Includes Institutional Securities, Global Wealth Management Group, Asset Management and Infrastructure / Company areas.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Income Statement Information
(Managed loan basis)
(unaudited, dollars in millions)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	2Q07 vs. 2Q06	2Q07 vs. 1Q07	May 31, 2006	May 31, 2007	Change

Merchant, cardmember and other fees	$519	$541	$579	$542	$552	$551	2%	--	$1,060	$1,103	4%
Servicing and securitization income	0	0	0	0	0	0	--	--	0	0	--
Other	143	22	11	18	5	45	105%	*	165	50	(70%)
Total non-interest revenues	662	563	590	560	557	596	6%	7%	1,225	1,153	(6%)

Interest revenue	1,475	1,576	1,572	1,544	1,599	1,717	9%	7%	3,051	3,316	9%
Interest expense	541	576	619	614	649	747	30%	15%	1,117	1,396	25%
Net interest income	934	1,000	953	930	950	970	(3%)	2%	1,934	1,920	(1%)

Provision for consumer loan losses	507	372	496	527	482	531	43%	10%	879	1,013	15%
Net credit income	427	628	457	403	468	439	(30%)	(6%)	1,055	907	(14%)

Net revenues	1,089	1,191	1,047	963	1,025	1,035	(13%)	1%	2,280	2,060	(10%)

Compensation and benefits	244	224	235	219	230	236	5%	3%	468	466	--
Occupancy and equipment	23	21	23	24	22	24	14%	9%	44	46	5%
Information processing and communications	90	96	98	103	94	97	1%	3%	186	191	3%
Marketing and business development	119	142	145	198	142	141	(1%)	(1%)	261	283	8%
Professional services	64	92	93	119	81	113	23%	40%	156	194	24%
Other	70	75	85	101	84	91	21%	8%	145	175	21%
Total non-interest expenses	610	650	679	764	653	702	8%	8%	1,260	1,355	8%

Income before gain/(loss) from
unconsolidated investees and taxes	479	541	368	199	372	333	(38%)	(10%)	1,020	705	(31%)
Gain/(loss) from unconsolidated investees	(1)	0	(1)	(1)	(1)	(1)	*	--	(1)	(2)	(100%)
Income before taxes	478	541	367	198	371	332	(39%)	(11%)	1,019	703	(31%)
Provision for income taxes	178	203	125	0	138	123	(39%)	(11%)	381	261	(31%)
Income from continuing operations	$300	$338	$242	$198	$233	$209	(38%)	(10%)	$638	$442	(31%)

Return on average common equity (1)	26%	27%	19%	15%	17%	16%			27%	16%
Compensation and benefits as a % of net revenues	22%	19%	22%	23%	22%	23%			21%	23%
Non-compensation expenses as a % of net revenues	34%	36%	42%	57%	41%	45%			35%	43%
Pre-tax profit margin (2)	44%	45%	35%	21%	36%	32%			45%	34%

Number of employees	13,683	13,075	12,933	13,186	13,048	12,488	(4%)	(4%)

(1)	Refer to page 4 for the allocation of average common equity.
(2)	Income before taxes, excluding gain/(loss) from unconsolidated investees, as a % of net revenues.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

The following (pages 19 - 22) present a reconciliation for certain information disclosed on pages 13, 14, 15 and 18.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis).
Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its Discover business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans.
The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. In addition, investors often request information on a managed basis, which provides a more meaningful comparison to industry competitors.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended May 31, 2007
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,548	$21,286	3.86%	10.56%	5.31%	3.93%	2.95%	1.43%
Securitized	28,717	29,332	2.80%	13.69%	8.14%	4.46%	3.26%	1.58%
Managed	$51,265	$50,618	1.62%	12.38%	6.96%	4.24%	3.13%	1.52%

	Quarter Ended Feb 28, 2007
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,410	$24,672	3.84%	10.44%	5.20%	3.78%	3.16%	1.56%
Securitized	28,320	26,718	3.55%	13.96%	8.39%	4.30%	3.67%	1.79%
Managed	$50,730	$51,390	1.84%	12.27%	6.85%	4.05%	3.45%	1.69%

(1)	The table provides a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Quarter Ended Nov 30, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$23,588	$22,539	3.53%	10.28%	5.18%	3.95%	3.22%	1.53%
Securitized	26,703	26,642	2.99%	13.88%	8.32%	4.32%	3.76%	1.75%
Managed	$50,291	$49,181	1.62%	12.23%	6.86%	4.15%	3.51%	1.65%

	Quarter Ended Aug 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,922	$22,424	4.27%	10.45%	5.40%	3.57%	3.17%	1.48%
Securitized	26,663	26,339	3.64%	14.02%	8.52%	4.01%	3.62%	1.68%
Managed	$49,585	$48,763	1.96%	12.38%	7.07%	3.81%	3.41%	1.59%

	Quarter Ended May 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$21,764	$19,664	6.83%	11.01%	6.41%	3.02%	2.97%	1.38%
Securitized	26,775	27,643	4.86%	13.89%	8.76%	3.50%	3.56%	1.65%
Managed	$48,539	$47,307	2.84%	12.69%	7.78%	3.30%	3.29%	1.53%

	Quarter Ended Feb 28, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$19,924	$21,976	5.54%	9.87%	5.41%	4.54%	2.97%	1.36%
Securitized	27,901	25,599	4.75%	14.08%	9.20%	5.51%	3.79%	1.79%
Managed	$47,825	$47,575	2.56%	12.13%	7.44%	5.06%	3.45%	1.61%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Year to Date Discover Reconciliation of General Purpose Credit Card Loan Data (1)
(unaudited, dollars in millions)

	Six Months Ended May 31, 2007
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$22,548	$22,960	3.85%	10.50%	5.25%	3.85%	2.95%	1.43%
Securitized	28,717	28,040	3.15%	13.82%	8.26%	4.38%	3.26%	1.58%
Managed	$51,265	$51,000	1.73%	12.32%	6.91%	4.14%	3.13%	1.52%

	Six Months Ended May 31, 2006
							Delinquency Rate
General Purpose Credit Card Loans:	Period End	Average	Return on Receivables	Interest Yield	Interest Spread	Net Charge-offs	30 Days	90 Days
Owned	$21,764	$20,808	6.15%	10.41%	5.89%	3.82%	2.97%	1.38%
Securitized	26,775	26,631	4.80%	13.98%	8.97%	4.46%	3.56%	1.65%
Managed	$48,539	$47,439	2.70%	12.42%	7.61%	4.18%	3.29%	1.53%

(1)	The tables provide a reconciliation of certain managed and owned basis statistical data (period-end and average loan balances, return on receivables, interest yield, interest spread, net charge-off rates, and 30- and 90-day delinquency rates) for the periods indicated.
Notes:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY
Quarterly Discover Reconciliation of Managed Income Statement Data (1)
(unaudited, dollars in millions)

	Quarter Ended						Six Months Ended
	Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007	May 31, 2006	May 31, 2007

Merchant, cardmember and other fees:
Owned	$289	$277	$312	$289	$297	$261	$566	$558
Securitization adjustment	230	264	267	253	255	290	494	545
Managed	$519	$541	$579	$542	$552	$551	$1,060	$1,103

Servicing and securitizations income:
Owned	$596	$651	$565	$526	$521	$601	$1,247	$1,122
Securitization adjustment	(596)	(651)	(565)	(526)	(521)	(601)	(1,247)	(1,122)
Managed	$-	$-	$-	$-	$-	$-	$-	$-

Other:
Owned	$4	$5	$13	$13	$9	$9	$9	$18
Securitization adjustment	139	17	(2)	5	(4)	36	156	32
Managed	$143	$22	$11	$18	$5	$45	$165	$50

Interest revenue:
Owned	$586	$608	$642	$622	$680	$704	$1,194	$1,384
Securitization adjustment	889	968	930	922	919	1,013	1,857	1,932
Managed	$1,475	$1,576	$1,572	$1,544	$1,599	$1,717	$3,051	$3,316

Interest expense:
Owned	$231	$220	$253	$248	$287	$336	$451	$623
Securitization adjustment	310	356	366	366	362	411	666	773
Managed	$541	$576	$619	$614	$649	$747	$1,117	$1,396

Provision for consumer loan losses:
Owned	$155	$130	$232	$239	$195	$204	$285	$399
Securitization adjustment	352	242	264	288	287	327	594	614
Managed	$507	$372	$496	$527	$482	$531	$879	$1,013

(1)	The tables provide a reconciliation of certain managed and owned basis income statement data
(merchant, cardmember and other fees, servicing fees, other revenue, interest revenue, interest expense and provision for consumer loan losses) for the periods indicated.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

The following (page 23) presents a reconciliation for adjusted assets.

Balance sheet leverage ratios are one indicator of capital adequacy when viewed in the context of a company’s overall liquidity and capital policies. The Company views the adjusted leverage ratio as a more relevant measure of financial risk when comparing financial services firms and evaluating leverage trends. The Company has adopted a definition of adjusted assets that excludes certain self-funded assets considered to have minimal market, credit and/or liquidity risk.
These low-risk assets generally are attributable to the Company’s matched book and securities lending businesses.
Adjusted assets are calculated by reducing gross assets by aggregate resale agreements and securities borrowed less non-derivative short positions and assets recorded under certain provisions of SFAS No. 140 and FASB
Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities” (“FIN 46R”). The adjusted leverage ratio reflects the deduction from shareholders’ equity of the amount of equity used to support goodwill and intangible assets (as the Company does not view this amount of equity as available to support its risk capital needs).
In addition, the Company views junior subordinated debt issued to capital trusts as a component of its capital base given the inherent characteristics of the securities. These characteristics include the long-dated nature (e.g., some have final maturity at issuance of 30 years extendible at the Company’s option by a further 19 years, others have a 60-year final maturity at issuance), the Company’s ability to defer coupon interest for up to 20 consecutive quarters and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.

MORGAN STANLEY
Quarterly Reconciliation of Adjusted Assets
(unaudited, dollars in millions, except ratios)

		Quarter Ended
		Feb 28, 2006	May 31, 2006	Aug 31, 2006	Nov 30, 2006	Feb 28, 2007	May 31, 2007

Total assets		$959,950	$1,027,419	$1,029,354	$1,121,192	$1,182,061	$1,200,609

Less:	Securities purchased under agreements to resell	(176,260)	(190,289)	(171,547)	(174,866)	(192,038)	(142,784)
	Securities borrowed	(252,896)	(274,581)	(283,024)	(299,631)	(277,093)	(252,213)
Add:	Financial instruments sold, not yet purchased	149,561	159,822	152,979	183,119	157,807	166,549
Less:	Derivative contracts sold, not yet purchased	(42,928)	(48,747)	(47,017)	(57,491)	(51,574)	(58,919)
	Subtotal	637,427	673,624	680,745	772,323	819,163	913,242
Less:	Cash and securities deposited with clearing
	organizations or segregated under federal and
	other regulations or requirements (1)	(38,300)	(46,612)	(43,986)	(29,565)	(35,739)	(47,114)
	Assets recorded under certain provisions of SFAS No.140 and FIN 46	(78,925)	(90,046)	(89,649)	(100,236)	(124,163)	(155,692)
	Goodwill and intangible assets	(2,873)	(2,932)	(2,943)	(3,443)	(4,262)	(4,132)

Adjusted assets		$517,329	$534,034	$544,167	$639,079	$654,999	$706,304

Common equity		$30,103	$32,118	$33,072	$34,264	$36,854	$38,411
Preferred equity		0	0	1,100	1,100	1,100	1,100
Shareholders' equity		30,103	32,118	34,172	35,364	37,954	39,511
Junior subordinated debt issued to capital trusts (2)		3,783	3,784	3,784	4,884	4,885	4,874
	Subtotal	33,886	35,902	37,956	40,248	42,839	44,385
Less: Goodwill and intangible assets		(2,873)	(2,932)	(2,943)	(3,443)	(4,262)	(4,132)
Tangible shareholders' equity		$31,013	$32,970	$35,013	$36,805	$38,577	$40,253

Leverage ratio (3)		31.0x	31.2x	29.4x	30.5x	30.6x	29.8x

Adjusted leverage ratio (4)		16.7x	16.2x	15.5x	17.4x	17.0x	17.5x

(1)	In the second quarter of fiscal 2007, the adjusted assets calculation was revised in order to reduce gross assets by the full amount of cash and securities deposited with clearing organizations or segregated under federal and other regulations or requirements. All prior periods have been restated to conform to the current presentation.
(2)	The Company views the junior subordinated debt issued to capital trusts as a component of its equity capital base given the inherent characteristics of the securities. These characteristics include the long dated nature (some have final maturity at issuance of thirty years extendible at the Company's option by a further nineteen years, others have a sixty year final maturity at issuance), the Company's ability to defer coupon interest for up to 20 consecutive quarters, and the subordinated nature of the obligations in the capital structure. The Company also receives rating agency equity credit for these securities.
(3)	Leverage ratio equals total assets divided by tangible shareholders' equity.
(4)	Adjusted leverage ratio equals adjusted total assets divided by tangible shareholders' equity.
Note:	Certain reclassifications have been made to prior period amounts to conform to the current presentation.
Refer to Legal Notice page 25.

MORGAN STANLEY

This page represents an addendum to the 2Q 2007 Financial Supplement.

Fiscal 2007 compensation expense primarily includes the amortization related to fiscal 2004 awards, as well as fiscal 2005 awards and fiscal 2006 awards granted to non-retirement-eligible employees, and an accrual for the estimated full cost of fiscal 2007 year-end equity awards expected to be granted to retirement-eligible employees in December 2007.

Awards to non-retirement-eligible employees will be amortized over the period from the grant date to the earlier of the employee's retirement eligibility date or the vesting date specified in the award terms.

For a further discussion of the Company's previous accounting for stock-based compensation, see the Company's Form 10-K for the fiscal year ended November 30, 2006.

Illustration of Standard Equity Award Amortization to Non-Retirement-Eligible and Retirement-Eligible Employees

	Non-Retirement-Eligible Employees - Fiscal Year Ended
Year of Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	Cumulative Amort. By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				40%	40%	18%	2%	100%

2006					40%	40%	18%	98%

2007						40%	40%	80%

2008							40%	40%

	Retirement-Eligible Employees - Fiscal Year Ended
Year of Award	Nov 30, 2003	Nov 30, 2004	Nov 30, 2005	Nov 30, 2006	Nov 30, 2007	Nov 30, 2008	Nov 30, 2009	Cumulative Amort. By Grant

2003	28%	28%	28%	15%	1%	0%	0%	100%

2004		28%	28%	28%	15%	1%	0%	100%

2005				100%	0%	0%	0%	100%

2006				100%	0%	0%	0%	100%

2007					100%	0%	0%	100%

2008						100%	0%	100%

2009							100%	100%

Note:	The actual fiscal impact depends on several factors including, but not limited to, forfeitures, award terms and modifications.
Refer to Legal Notice page 25.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Company's second quarter earnings press release issued June 20, 2007.